Mtron™

INVESTOR PRESENTATION

Southwest IDEAS Conference

November 20, 2025

Safe Harbor Statement

Information included or incorporated by reference in this presentation may contain forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different than the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology.

Examples of forward-looking statements include, but are not limited to, statements regarding efforts to grow revenue, expectations regarding fulfillment of backlog, future benefits to operating margins and the adequacy of cash resources. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under "Risk Factors" in the Information Statement contained within our Form 10-K filed with the SEC on March 27, 2025. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this presentation will in fact be accurate. Further, we do not undertake any obligation to publicly update any forward-looking statements. As a result, you should not place undue reliance on these forward-looking statements.

Mtron Overview

Mtron (NYSE AM: MPTI) is a NYSE American publicly traded corporation

- Formed in 1965
- Aerospace and Defense Focused Since 2004 Acquisition
- Listed NYSEAM in October 2022 via Spin Off at ~$13 ($10.85-$71.10 Range)
- 2.93mm Shares Outstanding, No Debt, and Free Cash Flow Generation
- Broad employee ownership to align interest with shareholders

Mtron Profile

- American Defense Contractor in High Growth Niche Markets
- Specialist in Robust Engineered Microwave & RF Applications
- One of the few vertically integrated RF companies in the US
- Positioned to access long term value creation opportunities
- Platform for Growth Through Mergers and Acquisitions







Mtron At A Glance



Vertically Integrated RF Solutions

Highly-engineered, high reliability precision components and solutions including Filters, Oscillators, Resonators, and Innovative RF Solutions



Blue-Chip Customer Base

Diverse global customer base including industry leaders in the Aerospace & Defense, Avionics, Space, and Industrials sectors


2024
2023
2022

Strong Market Performance

Delivering strong returns to shareholders of 256% since spin-off on October 7, 2022, indicative of our unique strategy and strong execution

Management Team and Board

Tenured Management Team and Board Provides Mtron with Decades of Experience and Leadership

Senior Management Team

Cameron Pforr
Chief Executive Officer & CFO
(Bain & Company, Fidelis, Deutsche Bank)

Linda Biles
Executive Vice President, Finance
(LGL Group)

William Drafts
President
(FLIR, icx technologies, TriQuint)

Non-Executive Board Members

Bel Lazar
Chairman
COO and Board Member
Efficient Power Conversion
CEO of EPC Space

Marc Gabelli
Ex-Chaiman of the Board
Chief Executive Officer
Gabelli Securities International Ltd

Hendi Susanto
Director
VP of Equity Research
Gabelli

Robert LaPenta Jr.
Director
Managing Partner
Aston Capital

John Mega
Lead Independent Director
Former SVP and President
L3's Communication Systems

David Goldman
Director
General Counsel
GAMCO Asset Management, Inc.

Ivan Arteaga
Director
Chief Investment Officer
Arteaga Capital Management

Mtron At A Glance

Robust Engineered RF Components and Solutions since 1965

Filters (LC, Cavity, Planar, Crystal)	Oscillators (XO, TCXO, VCXO, OCXO)	Crystal Resonators and Solutions



MtronPTI



MtronPTI



MtronPTI

$53.0M	44.4%	$58.8M	10%	19-23%	60-80%
Sales[1]	Gross Margin[1]	Backlog[1]	Revenue CAGR[2]	Adj EBITDA Margins[2]	FCF Conversion[2]



67.3%
21.7%
4.4%
6.6%

FY2024:
- Aerospace & Defense
- Avionics
- Space
- Industrials



65.5%
27.5%
7.0%

FY2024:
- Filters
- Oscillators
- Resonators & Solutions

Strategically Targeting Larger Opportunities
- Strong Customer Relationships for Robust Solutions
- Tailored New Products 25-30% Sales [3]
- Number of Products >$500k Annually Increased 50%
- 79% Increase in Program Business Since 2021

(1) Trailing 12 months ended September 30, 2025
(2) Management Estimated Ranges based on historical averages; Five year Revenue CAGR was 10.4% from 2020-2024; Adjusted EBITDA Range before Non Cash charges and one time expenses
(3) Revenue from products introduced in the last 4 years was 30.4%

Source: Company data

With Broad Applications

Commercial Aerospace



Space & SATCOM



Electronic Warfare



Precision-Guided Munitions



UAV / Drones



Radar



A History of Leadership and Innovation

For Over 60 Years, Mtron Has Been a Leader in Supporting Advanced Electronics





1965

Mtron and Piezo Technology (PTI) are organized separately

1973

PTI supplies the first monolithic filters used in space

1976

Lynch Corporation (predecessor to The LGL Group, Inc.) acquires Mtron

2002

Mtron purchases assets of Champion Technologies (formerly Motorola) adding VCXO, TCXO and timing solutions

2004

Mtron acquires PTI

2017

Mtron introduces its first electronical vibration compensated OCXO

2020

Mtron launches Integrated Microwave Assembly (IMA)

2022

Mtron launches Planar Filter Product Line and High frequency, low noise OCXO family

2022

Mtron completes separation from The LGL Group, Inc., becoming an independent, publicly traded company

2024

Mtron launches its first space –borne IMA




MtronPTI



NYSE AMERICAN™

Investment Highlights

Mtron™

1. Strong revenue growth and cash generation
2. Attractive end markets with long-term contracts and loyal customers
3. Unique capability to manufacture in U.S. for mission critical supply chains
4. Compelling financials with organic and inorganic growth strategy
5. Have production capacity and management team to support continued growth

Growth Drivers

Expansion Opportunities Across Multiple High Growth Markets

Mtron™

1. Armament and weapon system replenishment driven by global conflicts
2. Modernization programs and new system development driving longer-term defense component/subsystem growth
3. Strong commercial airframe backlog for Airbus and Boeing
4. Expansion into new rapidly growing markets (Space)
5. Strong R&D & manufacturing process investment driving more program capture

Large & Growing TAM

Expansion Opportunities Across Multiple Markets

Customer End Market TAM's

Defense Electronics Market	Commercial Aviation Market	SPACE/SATCOM Market
2022	2024	2022
~$150B	~$199B	~$77B
2030	2030	2030
~$234B	~$294B	~$162B
~6% CAGR	~7% CAGR	~10% CAGR

Electronic Components Market Size

$ in Billions



~7% CAGR
$190
$323
2022
2030

Source: Allied Market Research, Grand View Research, Mordor Intelligence, Precedence Research

Unique Product Portfolio…

Filters

- Applications within Avionics, Space, Communications, Electronic Warfare, Instrumentation, and Radar
- Products include Crystal, LC, Cavity, Planar, Waveguide, Ceramic, Duplexer, Multiplexer and Switched Filters




Oscillators

- Applications within Avionics, Communications, Electronic Warfare, Instrumentation, and Radar
- Products include XO, TCXO, VCXO, OCXO, e-Vibe™ OCXO


MtronPTI

MtronPTI

Resonators

- Applications within Avionics, Space, Communications, Electronic Warfare, Instrumentation, and Radars
- Vertically integrated into crystal filters and oscillators


MtronPTI


Innovative RF Solutions

- Spanning frequencies from 10MHz to 50GHz, multiple components integrated into SWaP-C assemblies




FY'24 Revenue Split by Product
Filters
Oscillators
Other
7.0%
27.5%
65.5%

Global Footprint

Strategically Located to Supply Critical National Security Needs With Ample Capacity For Future Growth

Orlando, FL (HQ)
- 71,000 sq. ft.
- AS9100D Design and Manufacturing Facility
- ITAR Registered
- Sales Office

Yankton, SD
- 32,000 sq. ft.
- AS9100D Design and Manufacturing Facility
- ITAR Registered

New Delhi, India
- 13,000 sq. ft.
- ISO 9001:2015 Manufacturing Facility
- MLA - Manufacturing License Agreement for ITAR Compliance

Hong Kong
- Sales Office

Over 100,000 sq. ft. of ITAR registered Design and Manufacturing Space


Yankton, SD
Orlando, FL
New Delhi, India
Hong Kong

Source: Company data

Blue-Chip Customer Base

Tenured Industry Relationships With Premier Customers Across Various End Markets

Aerospace & Defense

- BAE SYSTEMS
- L3HARRIS FAST. FORWARD.
- LOCKHEED MARTIN
- MBDA MISSILE SYSTEMS
- NORTHROP GRUMMAN
- Raytheon Technologies
- smiths interconnect bringing technology to life
- SRC
- THALES

Avionics

- AIRBUS
- BAE SYSTEMS
- BOEING
- Collins Aerospace
- GARMIN.
- GE
- Honeywell
- L3HARRIS FAST. FORWARD.
- LEONARDO
- NORTHROP GRUMMAN
- Raytheon Technologies
- THALES

Space

- BOEING
- Collins Aerospace
- GENERAL DYNAMICS
- इसरो isro
- L3HARRIS FAST. FORWARD.
- LOCKHEED MARTIN
- MDA
- NEC
- NORTHROP GRUMMAN
- THALES

Industrials

- Anritsu envision : ensure
- ciena
- GE
- Inova
- KEYSIGHT
- NI
- resideo
- SAFRAN
- VIAVI

More than 70 customers with a 10+ year history

Source: Company data

Drone Market Opportunity

Drones, Space & Satellites, EW and Radar represent some of the near-term growth markets for the company


Remote-Controlled Attack/ISR Aircraft
2
Satellite send command to aircraft
3
Radar onboard protects drone from kamikaze drones
1
Pilot, sensor operator in remotely located ground control station fly aircraft vie satellite link
Length: 11 m
Wingspan: 20.1 m
Speed: 370 kph
Payload: 1,700 kg
Armament: Hellfire missiles, laser-ground bombs
Sensors in aircraft find, identify, fix and track ground targets
5
4
Electronic warfare is critical component of protecting ground stations, mechanized troops and air defense sites

- In the Drone / UAV market since 2014
- Our products are robust and for longer life UAVs
- Deployed in both ISR and kinetic platforms
- Deployed in the following systems:
  - Ground controllers
  - Drone-based communications systems
  - Anti-drone radar
  - Counter-drone electronic warfare
  - Guidance systems of munitions
- Existing design wins with many of the leading platforms
- New business expected through new design wins with up-and-coming UAV innovators



10 YEAR HISTORY SUPPLYING THIS CRITICAL DEFENSE GROWTH AREA

Source: Company data

Growth Strategy

Since its Spinoff in Late 2022, Mtron has Significantly Outperformed the Broader Market & its Peers

Leverage Customer Relationships

- Build Mtron into a leading supplier of modules, subsystems and components to the Defense and Aerospace industry

Program Focused

Market Driven R&D

- Continue to enhance our ability to provide highly engineered modules and subsystems through increased design expertise

Increase Engineered Content

M&A

- Invest accumulating cash in complimentary acquisitions

Disciplined Approach

Increase margins through new product introductions, improved scale, higher utilization and continued cost containment

Metrics

Significant improvement in key metrics since spin-off 2022

Revenue Growth

Increased from $8.4M/qtr to $14.2M/qtr

↑ 69%

Gross Margin

Increased from 32% to 44%

↑ 38%

Net Income

Increased from $503K/qtr to $1,832K/qtr

↑ 264%

Adj. EBITDA Margin

Increased from 10.4% to 22.4%

↑ 115%

Cash Generation

Increased cash on hand from $806K to $18,329K

↑ 2,174%

EPS

Increased from $0.19/share per qtr to $0.63/share per qtr

↑ 231%

Source: Company data from Q3 2022 through Q3 2025

New Product Development

Increased R&D and Capex Spend Drive Organic Topline Growth in the Near-Term

Constant Innovation with Strategic Targeting of Larger Opportunities

- ~30% of FY'24 Revenue comes from products introduced since 2020
- New product development is a key component of strategy with **development tailored to deepen customer relationships**
- Number of products >$500k annually increased ~50%
- 48.7% increase in ASP since 2020



New Product Revenue ($M)
Total Revenue ($M)
ASP
$120
$100
$80
$60
$40
$20
$0
$69.63
$84.11
$73.54
$92.13
$103.54
$30.0
$26.7
$31.8
$41.2
$49.0
$10.2 (~34%)
$9.7 (~36%)
$9.0 (~28%)
$12.4 (~30%)
$14.9 (~30%)
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A

Financial Summary

Compelling Financials With Strong Topline Growth And Healthy Margins

Revenue & Growth ($M)


(2%)
$30.0
FY'20A
(11%)
$26.7
FY'21A
19%
$31.8
FY'22A
29%
$41.2
FY'23A
19%
$49.0
FY'24A
13%
$53.0
LTM
12%
$36.2
9M FY'24
11%
$40.2
9M FY'25

Gross Profit & Margin ($M)


34%
$10.3
FY'20A
35%
$9.3
FY'21A
36%
$11.3
FY'22A
41%
$16.8
FY'23A
46%
$22.6
FY'24A
44%
$23.5
LTM
46%
$16.6
9M FY'24
43%
$17.5
9M FY'25

Adjusted EBITDA & Margin ($M)[1]


14%
$4.1
FY'20A
11%
$3.0
FY'21A
13%
$4.0
FY'22A
19%
$7.7
FY'23A
23%
$11.1
FY'24A
21%
$11.2
LTM
22%
$8.1
9M FY'24
20%
$8.1
9M FY'25

Backlog & Growth ($M)


$19.8
FY'20A
48%
$29.4
FY'21A
57%
$46.2
FY'22A
4%
$47.8
FY'23A
(1%)
$47.2
FY'24A
(21%)
$39.8
9M FY'24
48%
$58.8
9M FY'25

Source: Company Financials. Note: LTM figures as of 03 FY'25, ending September 30, 2025
(1) Adjustments to EBITDA include Non-Cash Stock Compensation and Excess Separation Costs

Mtron™

Disciplined Approach to M&A

Mtron continues to look for tuck-in and transformative acquisitions to accelerate our organic growth strategies

Goals of M&A Program	Help company achieve scale quicker through accretive transactions	Opportunistically enter new markets	Continue to expand technology expertise
Target Characteristics	Unique assembly and design capabilities	Access to key customers and programs	Strong engineering with unique areas of expertise

Attractive Long Term Target Model

Increased R&D and Capex Spend Drive Organic Topline Growth in the Mid-Long Term

Aim to consistently exceed industry growth through continued investment in R&D resources

Continued design win momentum speaks well to future growth

Model has begun to provide leverage and is highly cash generative

Long Term Organic Goals

Revenue	Gross Margins	Adjusted EBITDA Margins
10% CAGR	43 – 46%	20% - 22%

Source: Company data

2025 Warrants

Warrants issued April 2025 are now exercisable

Terms

- Five (5) warrants to purchase one (1) share of MPTI common stock
- Common Stock can be purchased at an exercise price of $47.50 per share
- Over-subscription privilege available to Warrant holders who exercise their Warrants in full, whereby such Warrant holder subscribes for any or all of the shares issuable pursuant to any unexercised Warrants on the terms and subject to the conditions set forth in the Warrant Agreement
- No fractional shares will be issued

Exercise Information

- Acceleration trigger achieved on October 20, 2025 when the average VWAP of MPTI common stock exceeded $52.00 per share for the prior thirty (30) consecutive trading day period
- Exercisable through 5:00 p.m. on Thursday December 11, 2025
- Holders in street name should contact their broker, bank, or other intermediary for information on how to exercise warrants (including pursuant to any exercise of the oversubscription privilege)
- For further details, Warrant holders are encouraged to review the Warrant Agreement, the FAQ on our website at ir.mtron.com/financials/2025-Warrants/2025-Warrant-FAQ, or contact ir@mtron.com.


Mtron™
Thank You

Appendix



Appendix 1 – Reconciliation of Adjusted EBITDA to Income before income taxes

(in thousands)	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	LTM 2025	9M 2024	9M 2025
Income before income taxes	**$ 2,893**	**$ 2,113**	**$ 2,595**	**$ 4,400**	**$ 9,775**	**$ 9,630**	**$ 7,017**	**$ 6,872**
Adjustments:								
Interest expense (income)	85	12	11	(7)	(243)	(482)	(139)	(378)
Depreciation	435	488	671	797	968	1,051	717	800
Amortization	54	54	54	53	5	—	5	—
Total adjustments	574	554	736	843	730	569	583	422
EBITDA	**3,467**	**2,667**	**3,331**	**5,243**	**10,505**	**10,199**	**7,600**	**7,294**
Non-cash stock compensation	145	292	458	2,421	636	954	485	803
Excess Spin-off costs	—	—	219	218	—	—	—	—
Adjusted EBITDA	**$ 3,612**	**$ 2,959**	**$ 4,008**	**$ 7,882**	**$ 11,141**	**$ 11,153**	**$ 8,085**	**$ 8,097**

Source: Company Financials.